CREDIT AND SECURITY AGREEMENT

THIS CREDIT AND SECURITY AGREEMENT, dated as of May 10, 2018 (this “Agreement”), is by and between EASTSIDE DISTILLING, INC., a Nevada corporation (“Borrower”) and The KFK Children’s Trust, Jeffrey Anderson - Trustee (the “Lender”).

In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

ARTICLE 1.
DEFINITIONS

1.1       Certain Definitions. As used herein the following terms shall have the following respective meanings:

“Borrowing Base” means an amount equal to 80% of the Borrower’s cost of the Specified Inventory of the Borrower.

“Business Day” means any day other than a Saturday, a Sunday, or a federal holiday, on which the Lender is open for business.

“Collateral” has the meaning ascribed thereto in Article 7.

“Commitment” means the commitment of the Lender to make Loans pursuant to Section 2.1 in an amount not exceeding $3,000,000 in aggregate principal amount outstanding at any time (excluding interest, if any, added to the principal balance of the Loans pursuant to Section 3.2), as reduced from time to time pursuant to the terms of this Agreement.

“Default” means any event or condition which might become an Event of Default with notice or lapse of time or both.

“Default Rate” means a rate per annum that is equal to the sum of 14.00% per annum plus the Loan Rate.

“Dollars” and “$” means the lawful money of the U.S.

“Event of Default” means any of the events or conditions described in Section 6.1.

“Existing Investor Notes” means currently outstanding promissory notes owed by the Borrower to various investors.

“Interest Payment Date” means the last Business Day of each March, June, September and December.

“Loan” shall mean any loan made pursuant to Section 2.1(a); and “Loans” shall mean all of such loans.

“Loan Documents” means, collectively, this Agreement and the Note.

“Loan Rate” shall mean seven percent (7%) per annum.

“Note” means the promissory note of Borrower evidencing the Loans, in the form Exhibit A attached hereto, as amended or modified from time to time.

“Person” means any individual, sole proprietorship, partnership, corporation, business trust, joint stock company, trust, unincorporated organization, association, limited liability company, institution, public benefit corporation, joint venture, entity or governmental body.

“Subordinated Debt” means indebtedness of Borrower that is expressly subordinate and junior in right and priority of payment to the Loans in manner and by agreement among the holder of such indebtedness, the Borrower and the Lender that is reasonably satisfactory in form and substance to the Lender.

“Specified Inventory” means bulk whiskey, bourbon and rye inventory of the Borrower from time to time held in third-party storage facilities.

“Termination Date” means the earlier to occur of (a) date 37 months after the effective date hereof and (b) the date on which the Commitment shall be terminated pursuant to Section 2.1 or 6.2.

“U.S.” means the United States of America (excluding any territories of the United States of America).

ARTICLE 2.
THE COMMITMENT AND THE LOANS

2.1       Commitment. The Lender agrees, subject to the terms and conditions of this Agreement, to make Loans to Borrower, from time to time from and including the date of this Agreement to but excluding the Termination Date, not to exceed in aggregate principal amount at any time outstanding the lesser of (a) the amount of the Borrowing Base as of the close of business on the last Business Day of the last March, June, September or December next preceding the date any such Loan is made for which Borrower has provided to the Lender a certified, written calculation of the Borrowing Base within thirty (30) days thereof, and (b) the amount of the Commitment as of the date any such Loan is made. Borrower will use the proceeds of each Loan to purchase bulk whiskey, bourbon and rye inventory for use in distilling and producing Borrower’s spirits products, and for no other purpose. Borrower shall have the right to terminate or reduce the Commitment at any time and from time to time, provided that Borrower shall give notice of such termination or reduction to the Lender specifying the amount and effective date thereof and each partial reduction of the Commitment shall be in a minimum amount of $250,000 and in an integral multiple of $100,000.

2.2       Disbursement of Loans. Borrower shall give the Lender notice of its request for each Loan, in a form reasonably acceptable to the Lender, not later than 3:00 p.m. eastern time on the Business Day such Loan is to be made. The initial Loan shall be in a minimum amount of $1,000,000. Thereafter, except for Loans that exhaust the entire remaining amount of the Commitments, each Loan shall be in a minimum amount of $500,000 and in an integral multiple of $250,000. Subject to the terms and conditions of this Agreement, the proceeds of each Loan shall be made available to Borrower by depositing the proceeds thereof in immediately available funds in the following account maintained by Borrower: a First Republic Bank account designated by Borrower. All Loans shall be evidenced by the Note, and all Loans shall be due and payable and bear interest as provided in Article 3. Subject to the terms and conditions of this Agreement, Borrower may borrow under this Section 2.2, prepay Loans pursuant to Section 3.1 and reborrow Loans under this Section 2.2.

2.3       Standby Commitment Fee. Borrower agrees to pay to the Lender a standby commitment fee on the daily average unused amount of the Commitment, for the period from the date of this Agreement to but excluding the Termination Date, at a rate equal to the A1/P1 commercial paper rate as of the last Business Day of the immediately preceding month plus five (5) basis points per annum. Accrued standby commitment fees shall be payable monthly in arrears on the last Business Day of each month, commencing on the first such Business Day occurring after the date of this Agreement.

2.4       Conditions for First Loan. The obligation of the Lender to make the first Loan hereunder is subject to receipt by the Lender of the following documents and completion of the following matters, in form and substance reasonably satisfactory to the Lender:

(a)       Charter Documents. A certificate of recent date of the appropriate authority or official of Borrower’s state of organization (listing all charter documents of Borrower on file in that office if such listing is available) and certifying as to the good standing and corporate existence of Borrower, together with copies of such charter documents of Borrower, certified as of a recent date by such authority or official and certified as true and correct as of the date of this Agreement by a duly authorized officer of Borrower;

(b)       By-Laws and Authorization. A copy of the by-laws of Borrower, together with all authorizing resolutions and evidence of other corporate action taken by Borrower to authorize the execution, delivery and performance by Borrower of this Agreement and the other Loan Documents to which it is a party and the consummation by Borrower of the transactions contemplated hereby and thereby, certified as true and correct as of the date of this Agreement by a duly authorized officer of Borrower;

(c)       Incumbency Certificate. A certificate of incumbency of Borrower, containing, and attesting to the genuineness of, the signatures of those officers authorized to act on behalf of Borrower in connection with the Loan Documents and the consummation by Borrower of the transactions contemplated hereby, certified as true and correct as of the date of this Agreement by a duly authorized officer of such Borrower; and

(d)       Loan Documents. This Agreement and the Note duly executed on behalf of Borrower.

2.5       Further Conditions for Loans. The obligation of the Lender to make any Loan (including the first Loan) is further subject to the satisfaction of the following conditions precedent:

(a)       the representations and warranties contained in Article 4 hereof shall be true and correct in all material respects on and as of the date such Loan is made (both before and after such Loan is made) as if such representations and warranties were made on and as of such date; and

(b)       no Default or Event of Default shall exist or shall have occurred and be continuing on the date such Loan is made (whether before or after such Loan is made).

ARTICLE 3.
PAYMENTS

3.1       Principal Payments and Prepayments. Unless earlier payment is required under this Agreement, Borrower hereby unconditionally promises to pay to the Lender on the Termination Date the entire outstanding principal amount of the Loans. Borrower may prepay the Loans or any portion thereof at any time, and from time to time, without premium or penalty.

3.2       Interest Payments. The Borrower shall pay interest to the Lender on the unpaid principal amount of the Loans, for the period commencing on the date each such Loan is made until such Loan is paid in full, on each Interest Payment Date, commencing on the first Interest Payment Date occurring after the date of this Agreement, and at maturity (whether at stated maturity, by acceleration or otherwise), at the Loan Rate. Unless Borrower elects to pay all of the interest due and payable on such Interest Payment Date in cash, then interest accrued on the outstanding principal amount of the Loans (including interest accrued on all principal representing interest previously added to the principal balance of the Loans prior to such Interest Payment Date pursuant to this Section 3.2) shall be paid and discharged, without the taking of further action, by adding such accrued interest to the principal balance of the Loans on such Interest Payment Date. Notwithstanding the foregoing, Borrower shall pay interest on demand by the Lender at the Default Rate on the outstanding principal amount of the Loans (including interest accrued on all principal representing interest previously added to the principal balance of the Loans prior to such Interest Payment Date pursuant to this Section 3.2) and any other amount payable by Borrower hereunder (other than interest not yet so added to principal) upon the demand of the Lender at any time an Event of Default has occurred and is continuing.

3.3       Payment Method. All payments to be made by Borrower hereunder will be made to the Lender in Dollars and in immediately available, freely transferable, cleared funds not later than 3:00 p.m. at JP Morgan Chase Bank. Payments received after 3:00 p.m. at the place for payment shall be deemed to be payments made prior to 3:00 p.m. at the place for payment on the next succeeding Business Day. At the time of making each such payment, Borrower shall, subject to the other terms and conditions of this Agreement, specify to the Lender that Loan or other obligation of Borrower hereunder to which such payment is to be applied.

3.4       No Setoff or Deduction. All payments of principal of and interest on the Loans and other amounts payable by Borrower hereunder shall be made by Borrower without setoff or counterclaim, and free and clear of, and without deduction or withholding for, or on account of, any present or future taxes, levies, imposts, duties, fees, assessments, or other charges of whatever nature, imposed by any governmental authority, or by any department, agency or other political subdivision or taxing authority.

3.5       Payment on Non-Business Day; Payment Computations. Except as otherwise provided in this Agreement to the contrary, whenever any installment of principal of, or interest on, any Loan or any other amount due hereunder becomes due and payable on a day which is not a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, in the case of any installment of principal, interest shall be payable thereon at the rate per annum determined in accordance with this Agreement during such extension. Computations of interest and other amounts due under this Agreement shall be made on the basis of a year of 365 or 366 days, as the case may be.

ARTICLE 4.
REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Lender that:

4.1       Existence and Power. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the state of its jurisdiction of incorporation. Borrower has all requisite power to own or lease the properties used in its business and to carry on its business as now being conducted and as proposed to be conducted, and to execute and deliver the Loan Documents and to engage in the transactions contemplated by the Loan Documents.

4.2       Corporate Authority. The execution, delivery and performance by Borrower of the Loan Documents have been duly authorized by all necessary corporate action and are not in contravention of any law, rule or regulation, or any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority, or of the terms of any of Borrower’s articles or certificate of incorporation or bylaws, or of any material contract or material undertaking to which Borrower is a party or by which Borrower or any of its property may be bound or affected and will not result in the imposition of any lien on any of its property.

4.3       Binding Effect. The Loan Documents are the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, subject to bankruptcy, insolvency and similar laws affecting creditors’ rights in general and to the availability of equitable remedies.

ARTICLE 5.
COVENANTS

5.1       Affirmative Covenants. Borrower covenants and agrees that, until the Termination Date, and thereafter until payment in full of the Loans, unless the Lender shall otherwise consent in writing, it shall:

(a)       Preservation of Corporate Existence, Etc. Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, and its qualification as a foreign corporation in good standing in each jurisdiction in which such qualification is necessary under applicable law, and the rights, licenses, permits, franchises, patents, copyrights, trademarks and trade names material to the conduct of its businesses; and defend all of the foregoing against all claims, actions, demands, suits or proceedings at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority.

(b)       Compliance with Laws, Payment of Taxes, Etc. Comply in all material respects with all applicable laws, rules, regulations and orders of any governmental authority, whether federal, state, local or foreign, in effect from time to time; and pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income, revenues or property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise, which, if unpaid, could give rise to liens upon such properties or any portion thereof, except to the extent that payment of any of the foregoing is then being contested in good faith by appropriate legal proceedings and with respect to which adequate financial reserves have been established on the books and records of Borrower in accordance with generally accepted accounting principles.

(c)       Maintenance of Properties; Insurance. Reasonably maintain, preserve and protect all property that is material to the conduct of the business of Borrower and keep such property in orderly repair, working order and condition and from time to time make, or cause to be made all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times in accordance with customary and prudent business practices for similar businesses; and maintain in full force and effect insurance with responsible and reputable insurance companies or associations in such amounts, on such terms and covering such risks, including fire and other risks insured against by extended coverage, as is usually carried by companies engaged in similar businesses and owning similar properties similarly situated and maintain in full force and effect public liability insurance against claims for personal injury or death or property damage occurring in connection with any of its activities or any properties owned, occupied or controlled by it, in such amount as it shall reasonably deem necessary, and maintain such other insurance as may be required by law.

(d)       Further Assurances. Execute and deliver promptly after the request therefor by the Lender all further instruments and documents and take all further action that may be necessary, or that the Lender may reasonably request, in order to give effect to, and to aid in the exercise and enforcement of the rights and remedies of the Lender under this Agreement and the other Loan Documents.

5.2       Negative Covenants. Until the Termination Date, and thereafter until payment in full of the Loans, Borrower agrees that, unless the Lender shall otherwise consent in writing, it shall not:

(a)       Indebtedness. Create, incur, assume or in any manner become liable in respect of, or suffer to exist, any indebtedness other than (i) the Loans, (ii) the Existing Investor Notes, (iii) trade debt incurred in the ordinary course of business that is not more than thirty (30) days past due, (iv) other indebtedness of Borrower in aggregate outstanding principal or capitalized, as the case may be, amount not exceeding $100,000,000, which is secured by purchase money liens on the respective fixed assets financed with such indebtedness or constitutes obligations of Borrower as lessee under one or more capital leases and (v) Subordinated Debt.

ARTICLE 6.
DEFAULT

6.1       Events of Default. The occurrence of any one of the following events or conditions shall be deemed an “Event of Default” hereunder unless waived pursuant to Section 8.1:

(a)       Nonpayment. The Borrower shall fail to pay when due any principal of or interest on the Loans or any other amount payable hereunder, which failure continues for a period of ten (10) days; or

(b)       Misrepresentation. Any representation or warranty made by Borrower in Article 4 hereof or in any other Loan Document shall prove to have been incorrect in any material respect when made; or

(c)       Other Failures. Borrower shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or in any other Loan Document (other than those covered by Sections 6.1(a)), and any such failure shall continue for thirty (30) calendar days; or

(d)       Insolvency, Etc. Borrower shall be dissolved or liquidated (or any judgment, order or decree therefor shall be entered), or shall generally not pay its debts as they become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors, or shall institute, or there shall be instituted against Borrower any proceeding or case seeking to adjudicate Borrower a bankrupt or insolvent or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of Borrower or Borrower’s debts under any law relating to bankruptcy, insolvency or reorganization or relief or protection of debtors or seeking the entry of an order for relief, or the appointment of a receiver, trustee, custodian or other similar official for Borrower or for any substantial part of Borrower’s assets, rights, revenues or property, and, if such proceeding is instituted against Borrower and is being contested by Borrower in good faith by appropriate proceedings, such proceeding shall remain undismissed or unstayed for a period of 60 days; or Borrower shall take any action (corporate or other) to authorize or further any of the actions described above in this subsection.

(e)       Insufficient Collateral. The Borrower shall fail to hold bulk whiskey, bourbon and rye inventories held in third-party storage facilities at its then current market value, whether now existing or hereafter acquired (collectively, the “Collateral”) in an amount less than 120% (One Hundred Twenty percent) of the outstanding Loan balance.

(f)       Lapse of Insurance Coverage. The Borrower shall fail to maintain valid, outstanding and enforceable insurance policies covering loss, theft or damage of the Collateral (as defined in Section 7(b)).

(g)       Fraudulent Conveyance. Under Nevada Revised Statutes (NRS 205.330), any attempt by Borrower to sell, give away, conceal, or otherwise move assets held as Collateral under this Agreement; for the purpose of preventing access to the Collateral; or using this same Collateral for any other purpose; prior to the payment in full of the Loans under this Agreement, unless the Lender shall otherwise consent in writing.

6.2       Remedies.

(a)       Upon the occurrence and during the continuance of any Event of Default, the Lender may by written notice to Borrower (i) terminate the Commitment or (ii) declare the outstanding principal of, and accrued interest on, the Note and all other amounts owing under this Agreement to be immediately due and payable or (iii) both, whereupon the Commitment shall terminate forthwith and all such amounts shall become immediately due and payable, provided that in the case of any event or condition described in Section 6.1(d), the Commitment shall automatically terminate forthwith and all such amounts shall automatically become immediately due and payable without notice; in all cases without demand, presentment, protest, diligence, notice of dishonor or other formality, all of which are hereby expressly waived.

(b)       Upon the occurrence and during the continuance of any Event of Default, the Lender, may, in addition to the remedies provided in Section 6.2(a), exercise and enforce any and all other rights and remedies available to it, whether arising under any Loan Document or under applicable law, in any manner deemed appropriate by the Lender, including suit in equity, action at law, or other appropriate proceedings, whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in any Loan Document or in aid of the exercise of any power granted in any Loan Document.

ARTICLE 7.
SECURITY

(a)       To secure the Loans, the Borrower hereby assigns and grants to the Lender a security interest in all bulk whiskey, bourbon and rye inventory of the Borrower from time to time held in third-party storage facilities, whether now existing or hereafter acquired, and all proceeds thereof (collectively, the “Collateral”). The Borrower will properly preserve the Collateral, defend the Collateral against any adverse claims and demands, and maintain and keep in force insurance covering the Collateral in accordance with customary practices for businesses similarly situated and assets of the type of the Collateral.

(b) “Evidence of Insurance”, APPENDIX __ attached hereto, contains an accurate and complete description of all material policies of fire, liability, and other forms of insurance owned or held by the Borrower as of the date of this Agreement. As of such date, all such policies are in full force and effect, all premiums with respect thereto covering all periods up to and including the date of this Agreement have been paid, and no notice of cancellation or termination has been received with respect to any such policy. Such policies are sufficient for compliance with all requirements of law and of the terms of this Agreement; are valid, outstanding and enforceable policies; will remain in full force and effect until the Termination Date and thereafter until payment in full of the Loans, without the payment of additional premiums; and will not in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement. APPENDIX __ identifies all material risks, if any, as to which the Borrower has the Collateral as being insured as of the date of this Agreement.

ARTICLE 8.
MISCELLANEOUS

8.1       Amendments; Etc. No amendment, modification, termination or waiver of any provision of this Agreement, nor any consent to any departure therefrom, shall be effective unless the same shall be in writing and signed by the Lender and Borrower.

8.2       Notices. Except as otherwise provided below, all notices and other communications hereunder shall be in writing and shall be delivered or sent to Borrower and the Lender at the respective addresses for notices set forth on the signatures pages hereof, or to such other address as may be designated by Borrower or the Lender by notice to the other party hereto. All notices and other communications shall be deemed to have been given at the time of actual receipt thereof at such address, (i) if sent by certified or registered mail, postage prepaid, to such address, (ii) if sent by e-mail or telex, or (iii) if sent by facsimile transmission. Any notice to be given by Borrower to the Lender pursuant to Sections 2.2 may be given by telephone.

8.3       No Waiver By Conduct; Remedies Cumulative. No course of dealing on the part of the Lender, nor any delay, omission or failure on the part of the Lender in exercising any right, remedy, power, option or privilege hereunder, shall operate as a waiver of such or any other right, remedy, power, option or privilege or of any Default or Event of Default or otherwise prejudice the Lender’s rights and remedies hereunder; nor shall any single or partial exercise thereof preclude any further exercise thereof or the exercise of any other right, power or privilege. No right or remedy conferred upon or reserved to the Lender under any Loan Document is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to every other right or remedy granted thereunder or now or hereafter existing under any applicable law. Every right and remedy granted by any Loan Document or by applicable law to the Lender may be exercised from time to time and as often as may be deemed expedient by the Lender.

8.4       Expenses. Borrower agrees to pay the reasonable out-of-pocket costs and expenses in an aggregate amount not exceeding $5,000 incurred by Lender in connection with entering into this Agreement and the other Loan Documents.

8.5       Successors and Assigns; Participations. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that neither Borrower nor the Lender may, without the prior written consent of the other party, assign its rights or obligations hereunder or under any of the other Loan Documents, and the Lender shall not be obligated to make any Loan hereunder to any entity other than Borrower. Notwithstanding the foregoing, the Lender may sell one or more participation interests in the Loans to one or more participants acceptable to Borrower in its sole discretion, provided, however, that (i) the Lender’s obligations under this Agreement shall remain unmodified and fully effective and enforceable against the Lender, (ii) the Lender shall remain solely responsible to Borrower for the performance of such obligations, (iii) the Lender shall remain the holder of the Note for all purposes of this Agreement and (iv) Borrower shall continue to deal solely and directly with the Lender in connection with this Agreement.

8.6       Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

8.7       Governing Law. This Agreement is a contract made under, and shall be governed by and construed in accordance with, the law of the State of Nevada applicable to contracts made and to be performed entirely within such State and without giving effect to choice of law principles of such State.

8.8       Headings. The headings of the various subdivisions hereof are for the convenience of reference only and shall in no way modify any of the terms or provisions hereof.

8.9       Integration and Severability. The Loan Documents embody the entire agreement and understanding between Borrower and the Lender, and supersede all prior agreements and understandings, relating to the subject matter hereof. In case any one or more of the obligations of Borrower under any Loan Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining obligations of Borrower shall not in any way be affected or impaired thereby, and such invalidity, illegality or unenforceability in one jurisdiction shall not affect the validity, legality or enforceability of the obligations of Borrower under any Loan Document in any other jurisdiction.

8.10       Interest Rate Limitation. Notwithstanding any provisions of any Loan Document, in no event shall the amount of interest paid or agreed to be paid by Borrower exceed an amount computed at the highest rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision of any Loan Document at the time performance of such provision shall be due, shall involve exceeding the interest rate limitation validly prescribed by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligations to be fulfilled shall be reduced to an amount computed at the highest rate of interest permissible under applicable law, and if for any reason whatsoever the Lender shall ever receive as interest an amount which would be deemed unlawful under such applicable law such interest shall be automatically applied to the payment of principal of the Loans outstanding hereunder (whether or not then due and payable) and not to the payment of interest, or shall be refunded to Borrower if such principal and all other obligations of Borrower to the Lender have been paid in full.

8.11       Jury Waiver. The parties hereto acknowledge and agree that there may be a constitutional right to a jury trial in connection with any claim, dispute or lawsuit arising between or among them, but that such right may be waived. Accordingly, the parties agree that, notwithstanding such constitutional right, in this commercial matter the parties believe and agree that it shall be in their best interests to waive such right, and, accordingly, hereby waive such right to a jury trial, and further agree that the best forum for hearing any claim, dispute, or lawsuit, if any, arising in connection with this Agreement, the Loan Documents, or the relationship among the parties hereto, in each case whether now existing or hereafter arising, or whether sounding in contract or tort or otherwise, shall be a court of competent jurisdiction sitting without a jury.

[The remainder of this page intentionally left blank. Signatures appear on next page.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

EASTSIDE DISTILLING, INC.

By:______________________________________

Its: _________________________________

Address for Notices:

_________________________

_________________________

Attention: _________________

Facsimile No.:_____________________________

Telephone no.:_____________________________

e-mail: _____________________________

The KFK Children’s Trust, Jeffrey Anderson - Trustee

By:______________________________________

Its: _________________________________

Address for Notices:

_________________________

_________________________

Attention: _________________

Facsimile No.:_____________________________

Telephone no.:_____________________________

e-mail: ____________________________

EXHIBIT A

PROMISSORY NOTE

$___________	May __, 2018

Eastside Distilling, Inc., a Nevada corporation (the “Borrower”), promises to pay to the order of The KFK Children’s Trust, Jeffrey Anderson - Trustee (the “Lender”) on or before the Termination Date (as defined in the Credit Agreement identified below) the principal sum of ________________ ($_________) or the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to the Credit Agreement, whichever is less, in immediately available funds to the Lender, together with interest on the unpaid principal amount thereof, in like money and funds, for the period from the date hereof until the Loans evidenced hereby shall be paid in full, at the rates and on the dates provided in the Credit Agreement.

The Lender shall, and is hereby authorized to, maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to the Lender resulting from each Loan made by the Lender, including the amounts of principal and interest payable and paid to the Lender from time to time hereunder, provided, however, that failure to do so shall not affect the Borrower’s obligation to pay all amounts due hereunder.

The Borrower expressly waives any presentments, demand, protest or notice in connection with this Promissory Note now, or hereafter, required by applicable law.

This Promissory Note is issued pursuant to the provisions of the Credit and Security Agreement dated as of May 10, 2018 between Borrower and the Lender, as it may be amended, restated or otherwise modified from time to time (the “Credit Agreement”), to which reference is hereby made for a statement of the terms and conditions under which this Promissory Note may be prepaid or its maturity date extended or accelerated and for a description of the collateral and security securing this Promissory Note. Terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

THIS PROMISSORY NOTE IS A LOAN DOCUMENT AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEVADA.

EASTSIDE DISTILLING, INC.

By: _________________________________

Its: _________________________________